UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2005
General Nutrition Centers, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-114502 (Commission File Number)	72-1575168 (I.R.S. Employer Identification No.)
300 Sixth Avenue, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices) (Zip Code)
(412) 288-4600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Separation Agreement and General Release
     Bruce E. Barkus resigned as the President and Chief Executive Officer of GNC Corporation (“GNC”), General Nutrition Centers, Inc. (“Centers”), and each of their affiliates (collectively, the “Company”) effective as of November 10, 2005.
     On November 10, 2005, GNC and Centers entered into a Separation Agreement and General Release (the “Separation Agreement”) with Mr. Barkus (collectively, the “Parties”). Mr. Barkus was employed by Centers as President and Chief Executive Officer pursuant to an Employment Agreement, dated as of May 27, 2005. Pursuant to this Separation Agreement, Mr. Barkus’s employment with Centers was terminated effective as of November 10, 2005, and, in connection with the termination, the Parties agreed to settle any and all related agreements between the Parties and their affiliates. Mr. Barkus resigned all of his director, officer, and other positions with the Company, effective as of November 10, 2005. This Separation Agreement included a mutual release between the Parties.
     Pursuant to this Separation Agreement, Centers agreed to certain termination benefits. Mr. Barkus will be paid his annual base salary of $550,000 through July 1, 2006. During the same period, Centers will reimburse Mr. Barkus for the amount of his monthly COBRA costs that exceed the monthly amount he was paying for health, dental, and prescription coverage immediately prior to his termination. Centers agreed to shorten the period in which Mr. Barkus will be subject to noncompetition restrictions to the period ending July 1, 2006. Centers also agreed to reimburse or indemnify Mr. Barkus in connection with certain expenses relating to the sale of his personal residences, the termination of a residential lease, and relocation from Pittsburgh, Pennsylvania where the Company’s corporate headquarters is located.
     A copy of the Separation Agreement is attached as Exhibit 10.1 to the Current Report on Form 8-K of GNC filed with the SEC on November 14, 2005 and is incorporated herein by reference.
    Employment Agreement
     In connection with the appointment of Joseph Fortunato as President and Chief Executive Officer of the Company on November 10, 2005, Centers and GNC entered into a new Employment Agreement with Mr. Fortunato on November 23, 2005, to be effective for all purposes as of November 14, 2005 (the “New Employment Agreement”). The New Employment Agreement provides for an employment term up to December 31, 2007, with automatic annual one-year renewals thereafter subject to notice of nonrenewal by Centers or Mr. Fortunato not less than one year prior to the end of the applicable employment period. The New Employment Agreement provides for an annual base salary of $550,000 for Mr. Fortunato, with annual bonuses of 50% to 120% of his base salary based on Centers’ attainment of annual goals established by Centers’ board of directors or compensation committee. Upon Mr. Fortunato’s death or disability, his estate or personal representatives will be entitled to receive his base salary for the remainder of his employment period and, subject to the discretion of Centers’ board of directors, a pro rata bonus for the year in which he died or became disabled. In the event of a termination of Mr. Fortunato’s employment without cause or for good reason (each as defined in the New Employment Agreement), he will be entitled to receive his base salary for the remainder of his employment period and a pro rata bonus for the year in which he was terminated.
     A copy of the New Employment Agreement is attached as Exhibit 10.2 to the Current Report on Form 8-K/A (Amendment No. 1) of GNC filed with the SEC on November 29, 2005 and is incorporated herein by reference.
     In connection with his appointment as President and Chief Executive Officer of the Company and upon execution of the New Employment Agreement, Mr. Fortunato also received an additional incentive stock option to purchase 54,667 shares of GNC’s common stock at a per share exercise price of $6.00 per share. The option has a term of seven years and will vest and become exercisable in four equal installments on each anniversary of the date of grant. In the event of a change of control, all of Mr. Fortunato’s options will become immediately exercisable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) Bruce E. Barkus resigned as the President and Chief Executive Officer of the Company effective as of November 10, 2005. A press release announcing the resignation is attached as Exhibit 99.1 to the Current Report on Form 8-K of GNC filed with the SEC on November 14, 2005 and is incorporated herein by reference.
     (c) Effective November 10, 2005, Joseph Fortunato was appointed to serve as the President and Chief Executive Officer of the Company. A press release announcing the appointment is attached to this report as Exhibit 99.1 and incorporated herein by reference.
     Mr. Fortunato, age 52, has most recently served as Senior Executive Vice President (since June 22, 2005) and Chief Operating Officer. He became Executive Vice President and Chief Operating Officer of the Company in December 2003. Since November 2001, Mr. Fortunato has also served as Executive Vice President and Chief Operating Officer of General Nutrition Companies, Inc. From October 2000 until November 2001, Mr. Fortunato served as its Executive Vice President of Retail Operations and Store Development. Mr. Fortunato began his employment with General Nutrition Companies, Inc. in October 1990 and has held various positions, including Senior Vice President of Store Development and Operations from 1998 until 2000, Vice President of Financial Operations from 1997 until 1998 and Director of Financial Operations from 1990 until 1997. From 1984 to 1988, Mr. Fortunato was President of Fortunato & Associates Financial Consulting Group. From 1975 to 1984, Mr. Fortunato was the Controller of Motor Coils Manufacturing Company, a manufacturer of traction motors for locomotives and oil drilling rigs.
     Mr. Fortunato, as a holder of shares of common stock of GNC, is a party to a stockholders’ agreement with GNC and other shareholders, as previously disclosed by Centers in its annual report on Form 10-K for the year ended December 31, 2004 (“Annual Report”).
     Centers and GNC have entered into the New Employment Agreement with Mr. Fortunato. See the disclosure under Item 1.01 of this report, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

10.1	Separation Agreement and General Release, dated as of November 10, 2005, by and among Bruce E. Barkus, General Nutrition Centers, Inc., and GNC Corporation (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of GNC filed with the SEC on November 14, 2005).

10.2	Employment Agreement, dated November 23, 2005, by and between General Nutrition Centers, Inc., GNC Corporation, and Joseph Fortunato (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K/A (Amendment No. 1) of GNC filed with the SEC on November 29, 2005).

99.1	Press Release of GNC Corporation dated November 11, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of GNC filed with the SEC on November 14, 2005).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2005

GENERAL NUTRITION CENTERS, INC.
By:	/s/ Curtis J. Larrimer
	Name:	Curtis J. Larrimer
	Title:	Executive Vice President and Chief Financial Officer

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